AMENDMENT NO. 1
                              TO THE
               ARROW ELECTRONICS STOCK OWNERSHIP PLAN


          The Arrow Electronics Stock Ownership Plan as restated to reflect amendments adopted through December 28, 1994 is hereby amended to restate Supplements 4 and 5 to read as follows, effective as though included in the Plan as thus previously restated:


                          SUPPLEMENT NO. 4


          In connection with the acquisition by Arrow Electronics, Inc. of all of the issued and outstanding shares of common stock of Gates/FA Distributing, Inc. (the "Gates Acquisition"), the Plan is amended as follows:


          S4.1 In the case of an individual who becomes an employee of an Employer or Affiliate on or about September 23, 1994 in connection with the Gates Acquisition, service with Gates/FA Distributing, Inc. shall be treated, for purposes of Section 2.1 and for purposes of determining such individual's Years of Service under the Plan, as though it were service with an Employer or Affiliate. For this purpose, any service measured in terms of elapsed time shall be converted to Hours of Service on the basis that one month equals 190 Hours of Service, one week equals 45 Hours of Service and one day equals 10 Hours of Service. An individual described in this Section S4.1 shall become a Member on the first Entry Date on or after January 1, 1995 on which he has satisfied the requirements of Section 2.1.

                          SUPPLEMENT NO. 5


          In connection with the acquisition by Arrow Electronics, Inc. of all of the issued and outstanding shares of common stock of Anthem Electronics, Inc. (the "Anthem Acquisition"), the Plan is amended as follows:

          S5.1 In the case of an individual who becomes an employee of an Employer or Affiliate on or about November 20, 1994 in connection with the Anthem Acquisition, service with Anthem Electronics, Inc. shall be treated, for purposes of Section 2.1 and for purposes of determining such individual's Years of Service under the Plan, as though it were service with an Employer or Affiliate. For this purpose, any service measured in terms of elapsed time shall be converted to Hours of Service on the basis that one month equals 190 Hours of Service, one week equals 45 Hours of Service and one day equals 10 Hours of Service. An individual described in this Section S5.1 shall become a Member on the first Entry Date on or after January 1, 1995 on which he has satisfied the requirements of Section 2.1.

                                          ARROW ELECTRONICS, INC.

                                          By: /s/ Robert E. Klatell
                                              -----------------------
                                              Executive Vice President
ATTEST:

By: /s/ Wayne Brody
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